                                                                      EXHIBIT 99


Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                      02-Apr-99         to         01-May-99
Determination Date                     10-May-99
Distribution Date                      13-May-99

Available Amounts
-----------------
             Scheduled Payments plus Payaheads, net of Excluded Amounts                               13,056,917.10
             Prepayment Amounts                                                                        4,312,305.07
             Recoveries                                                                                        0.00
             Investment Earnings on Collection Account and Reserve Fund                                        0.00
             Late Charges                                                                                    163.91
             Servicer Advances                                                                            15,158.77

             Total Available Amounts                                                                  17,384,544.85
             -----------------------                                                                  -------------

Payments on Distribution Date
-----------------------------

             Trustee Fees (only applicable pursuant to an Event of Default)                                    0.00

             Unreimbursed Servicer Advances to the Servicer                                                    0.00

             Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                              0.00

             Interest due to Class A-1 Notes                                                             411,083.59

             Interest due to Class A-2 Notes                                                             224,083.30

             Interest due to Class A-3 Notes                                                             475,406.79

             Interest due to Class A-4 Notes                                                             112,546.74

             Interest due to Class B Notes                                                                35,933.34

             Interest due to Class C Notes                                                                31,907.82

             Interest due to Class D Notes                                                                22,646.65

             Class A-1 Principal Payment Amount                                                       15,450,788.68

             Class A-2 Principal Payment Amount                                                                0.00

             Class A-3 Principal Payment Amount                                                                0.00

             Class A-4 Principal Payment Amount                                                                0.00

             Class B Principal Payment Amount                                                                  0.00

             Class C Principal Payment Amount                                                                  0.00

             Class D Principal Payment Amount                                                                  0.00

             Additional Principal to Class A-2 Notes                                                           0.00

             Additional Principal to Class A-3 Notes                                                           0.00

             Additional Principal to Class A-4 Notes                                                           0.00

             Additional Principal to Class B Notes                                                             0.00

             Additional Principal to Class C Notes                                                             0.00

             Additional Principal to Class D Notes                                                             0.00

             Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                            128,851.08
             Deposit to the Reserve Fund                                                                 491,296.85
             Excess to Certificateholder                                                                       0.00

             Total distributions to Noteholders and Certificateholders                                17,384,544.85
             ---------------------------------------------------------                                -------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
             Trustee fees due on Payment Date                                                                                0


Unreimbursed Servicer Advances
------------------------------

             Unreimbursed Servicer Advances                                                                                -


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)       Servicing Fee Percentage                                                                                     0.40%

   (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period                                   386,553,237.98

   (iii)     Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                       -

   (iv)      Servicing Fee accrued but not paid in prior periods                                                           -

             Total Servicing Fee due, and accrued ( (iii) + (iv) )                                                         -

             Servicing Fee carried forward                                                                                 -

             Monthly Servicing Fee distributed                                                                               0


Class A-1 Interest Schedule
---------------------------

             Opening Class A-1 principal balance                                                                130,040,761.00
             Class A-1 Interest Rate                                                                                    4.9475%
             Number of days in Accrual Period                                                                               23
             Current Class A-1 interest due                                                                         411,083.59
             Class A-1 interest accrued but not paid in prior periods                                                      -
             Total Class A-1 interest due                                                                           411,083.59
             Class A-1 interest carried forward                                                                            -

             Class A-1 interest distribution                                                                        411,083.59


Class A-2 Interest Schedule
---------------------------

             Opening Class A-2 principal balance                                                                 66,680,434.00
             Class A-2 Interest Rate                                                                                      5.26%
             Current Class A-2 interest due                                                                         224,083.30
             Class A-2 interest accrued but not paid in prior periods                                                      -
             Total Class A-2 interest due                                                                           224,083.30
             Class A-2 interest carried forward                                                                            -

             Class A-2 interest distribution                                                                        224,083.30


Class A-3 Interest Schedule
---------------------------

             Opening Class A-3 principal balance                                                                135,293,633.00
             Class A-3 Interest Rate                                                                                    5.5000%
             Current Class A-3 interest due                                                                         475,406.79
             Class A-3 interest accrued but not paid in prior periods                                                      -
             Total Class A-3 interest due                                                                           475,406.79
             Class A-3 interest carried forward                                                                            -

             Class A-3 interest distribution                                                                        475,406.79


Class A-4 Interest Schedule
---------------------------

             Opening Class A-4 principal balance                                                                 31,345,216.00
             Class A-4 Interest Rate                                                                                    5.6200%
             Current Class A-4 interest due                                                                         112,546.74
             Class A-4 interest accrued but not paid in prior periods                                                      -
             Total Class A-4 interest due                                                                           112,546.74
             Class A-4 interest carried forward                                                                            -

             Class A-4 interest distribution                                                                        112,546.74

Class B Interest Schedule
-------------------------
             Opening Class B principal balance                                                                   9,663,831.00
             Class B Interest Rate                                                                                    5.82000%
             Current Class B interest due                                                                           35,933.34
             Class B interest accrued but not paid in prior periods                                                      -
             Total Class B interest due                                                                             35,933.34
             Class B interest carried forward                                                                            -

             Class B interest distribution                                                                          35,933.34


Class C Interest Schedule
-------------------------

             Opening Class C principal balance                                                                   7,731,065.00
             Class C Interest Rate                                                                                    6.46000%
             Current Class C interest due                                                                           31,907.82
             Class C interest accrued but not paid in prior periods                                                      -
             Total Class C interest due                                                                             31,907.82
             Class C interest carried forward                                                                            -

             Class C interest distribution                                                                          31,907.82


Class D Interest Schedule
-------------------------

             Opening Class D principal balance                                                                   3,865,532.00
             Class D  Interest Rate                                                                                   9.17000%
             Current Class D interest due                                                                           22,646.65
             Class D interest accrued but not paid in prior periods                                                      -
             Total Class D interest due                                                                             22,646.65
             Class D interest carried forward                                                                            -

             Class D interest distribution                                                                          22,646.65


Class A-1 Principal Schedule
----------------------------

             Class A-1 Maturity Date                                                                                  5/15/00
     (i)     Opening Class A-1 principal balance                                                               130,040,761.00
    (ii)     Aggregate outstanding principal of Notes plus Overcollateralization Balance                       386,553,237.98
   (iii)     ADCB as of last day of the Collection Period                                                      371,102,449.30
    (iv)     Monthly Principal Amount ( (ii) - (iii) )                                                          15,450,788.68
             Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                     15,450,788.68
             Class A-1 Principal Payment Amount distribution                                                    15,450,788.68

             Class A-1 Principal Balance after current distribution                                            114,589,972.32


Class A Principal Payment Amount
--------------------------------

     (i)     Aggregate opening Class A-2, A-3 and A-4 Outstanding  Principal Amount                            233,319,283.00
    (ii)     Class A Target Investor Principal Amount                                                          337,548,479.14
             Class A Principal Payment Amount                                                                            -
             Funds available for distribution                                                                            -


Class A-2 Principal Schedule
----------------------------

             Opening Class A-2 principal balance                                                                66,680,434.00
             Class A-2 Principal Payment Amount distribution                                                             -

             Class A-2 principal balance after current distribution                                             66,680,434.00


Class A-3 Principal Schedule
----------------------------

             Opening Class A-3 principal balance                                                               135,293,633.00
             Class A-3 Principal Payment Amount distribution                                                             -

             Class A-3 principal balance after current distribution                                            135,293,633.00

Class A-4 Principal Schedule
----------------------------
             Opening Class A-4 principal balance                                                                31,345,216.00
             Class A-4 Principal Payment Amount distribution                                                             -

             Class A-4 principal balance after current distribution                                             31,345,216.00


Class B Principal Schedule
--------------------------

             Opening Class B principal balance                                                                   9,663,831.00
             Class B Target Investor Principal Amount (3.7674% * ending ADCB)                                   13,980,913.67
             Class B Floor                                                                                      (6,339,472.75)
             Class B Principal Payment Amount due                                                                        -
             Class B Principal Payment Amount distribution                                                               -

             Class B principal balance after current distribution                                                9,663,831.00


Class C Principal Schedule
--------------------------

             Opening Class C principal balance                                                                   7,731,065.00
             Class C Target Investor Principal Amount (3.0139% * ending ADCB)                                   11,184,656.72
             Class C Floor                                                                                      (1,584,867.69)
             Class C Principal Payment Amount due                                                                        -
             Class C Principal Payment Amount distribution                                                               -

             Class C principal balance after current distribution                                                7,731,065.00


Class D Principal Schedule
--------------------------

             Opening Class D principal balance                                                                   3,865,532.00
             Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                    5,592,513.91
             Class D Floor                                                                                        (115,965.76)
             Class D Principal Payment Amount due                                                                        -
             Class D Principal Payment Amount distribution                                                               -

             Class D principal balance after current distribution                                                3,865,532.00


Additional Principal Schedule
-----------------------------

             Floors applicable (Yes/No)                                                                                    No
             Monthly Principal Amount                                                                           15,450,788.68
             Sum of Principal Payments payable on all classes                                                   15,450,788.68
             Additional Principal  payable                                                                               -
             Additional Principal available, if payable                                                                  -

             Class A-2 Additional Principal allocation                                                                      0
             Class A-2 principal balance after current distribution                                             66,680,434.00

             Class A-3 Additional Principal allocation                                                                      0
             Class A-3 principal balance after current distribution                                            135,293,633.00

             Class A-4 Additional Principal allocation                                                                      0
             Class A-4 principal balance after current distribution                                             31,345,216.00

             Class B Additional Principal allocation                                                                        0
             Class B principal balance after current distribution                                                9,663,831.00

             Class C Additional Principal allocation                                                                        0
             Class C principal balance after current distribution                                                7,731,065.00

             Class D Additional Principal allocation                                                                        0
             Class D principal balance after current distribution                                                3,865,532.00

Monthly Servicing Fee Schedule, If Heller Financial, Inc. Is the Servicer
-------------------------------------------------------------------------
    (i)      Servicing Fee Percentage                                                                        0.40%
    (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                      365,553,237.98
    (iii)    Servicing Fee due ( ( (i) / 12 ) x  (ii) )                                                128,851.08
    (iv)     Servicing Fee accrued but not paid in prior periods                                             -
             Total Servicing Fee due and accrued ( (iii) + (iv) )                                      128,851.08
             Servicing Fee carried forward                                                                   -

             Monthly Servicing Fee distributed                                                        128851.0793


Reserve Fund Schedule
---------------------

             ADCB as of the end of the Collection Period                                           371,102,449.30
             Required Reserve Amount (ending ADCB * 0.70%)                                           2,597,717.15
             Prior month Reserve Fund balance                                                          386,553.00
             Deposit to Reserve Fund - excess funds                                                    491,296.85
             Interim Reserve Fund Balance                                                              877,849.85
             Current period draw on Reserve Fund for Reserve Interest Payments                                  0
             Current period draw on Reserve Fund for Reserve Principal Payments                              -
             Excess to Certificateholder                                                                     -
             Ending Reserve Fund balance                                                               877,849.85

             Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period           0.2366%

Heller Equipment Asset Receivables Trust 1999-1
----------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
          Class A-1
          ---------
          Class A-1 principal balance                                                                   114,589,972.32
          Initial Class A-1 principal balance                    130,040,761.00                         130,040,761.00

          Note factor                                                                                      0.881185033


          Class A-2
          ---------
          Class A-2 principal balance                                                                    66,680,434.00
          Initial Class A-2 principal balance                     66,680,434.00                          66,680,434.00

          Note factor                                                                                      1.000000000


          Class A-3
          ---------
          Class A-3 principal balance                                                                   135,293,633.00
          Initial Class A-3 principal balance                    135,293,633.00                         135,293,633.00

          Note factor                                                                                      1.000000000


          Class A-4
          ---------
          Class A-4 principal balance                                                                    31,345,216.00
          Initial Class A-4 principal balance                     31,345,216.00                          31,345,216.00

          Note factor                                                                                      1.000000000


          Class B
          -------
          Class B principal balance                                                                       9,663,831.00
          initial Class B principal balance                        9,663,831.00                           9,663,831.00

          Note factor                                                                                      1.000000000


          Class C
          -------
          Class C principal balance                                                                       7,731,065.00
          Initial Class C principal balance                        7,731,065.00                           7,731,065.00

          Note Factor                                                                                      1.000000000


          Class D
          -------
          Class D principal balance                                                                       3,865,532.00
          Initial Class D principal balance                        3,865,532.00                           3,865,532.00

          Note factor                                                                                      1.000000000

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
     (i)       Outstanding Principal Amount of the Notes as of the preceding Distribution Date                       384,620,472.00
     (ii)      Overcollateralization Balance as of the preceding Distribution Date                                     1,932,765.98
     (iii)     Monthly Principal Amount                                                                               15,450,788.68
     (iv)      Available Amounts remaining after the payment of interest                                              16,070,936.61
     (v)       ADCB as of the end of the Collection Period                                                           371,102,449.30
               Cumulative Loss Amount                                                                                          0.00


Class B Floor Calculation
-------------------------

              Class B Floor percentage                                                                                         1.86%
              Initial ADCB                                                                                           386,553,237.98
              Cumulative Loss Amount for current period                                                                        0.00
              Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance   13,529,362.98
              Class B Floor                                                                                           (6,339,472.75)


Class C Floor Calculation
-------------------------

              Class C Floor percentage                                                                                         1.09%
              Initial ADCB                                                                                           386,553,237.98
              Cumulative Loss Amount for current period                                                                        0.00
              Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                   5,798,297.98
              Class C Floor                                                                                           (1,584,867.69)


Class D Floor Calculation
-------------------------

              Class D Floor percentage                                                                                         0.47%
              Initial ADCB                                                                                           386,553,237.98
              Cumulative Loss Amount for current period                                                                        0.00
              Overcollateralization Balance                                                                            1,932,765.98
              Class D Floor                                                                                             (115,965.76)


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                                       No



10% Substitution Limit Calculation
----------------------------------

              ADCB as of the Cut-off Date:                                                                              386,553,238

              Cumulative DCB of Substitute Contracts replacing materially modified contracts                                      0
              Percentage of Substitute Contracts replacing materially modified contracts                                          0

              Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                               No


5% Skipped Payment Limit Calculation
------------------------------------

              The percent of contracts with Skipped Payment modifications                                                         0
              The DCB exceeds 5% of the initial ADCB (Yes/No)                                                                    No
              Any Skipped Payments have been deferred later than January 1, 2006                                                N/A

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                    386,553,237.98
ADCB as of the last day of the Collection Period                                                                     371,102,449.30

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                                     0
Number of Contracts that became Defaulted Contracts during the period                                                             0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                          0

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                                4,291,093
Number of Prepaid Contracts as of the last day of the Collection Period                                                          19

DCB of Contracts as of the last day of the Collection  Period that were added as Substitute Contracts                             0
Number of Substitute Contracts as of the last day of the Collection Period                                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                       0
Number of Warranty Contracts as of the last day of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                                  0

Cumulative Servicer Advances paid by the Servicer                                                                            15,159
Cumulative reimbursed Servicer Advances                                                                                           0

Delinquencies and Losses                  Dollars             Percent
------------------------                  -------             -------
          Current                      363,327,994.86           97.85%
          31-60 days past due            4,652,514.98            1.25%
          61-90 days past due            3,326,089.98            0.90%
          Over 90 days past due                  0.00            0.00%
          Total                        371,306,599.82          100.00%

          31+ days past due              7,978,604.96            2.15%

    (i)   Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                                                0
    (ii)  Cumulative Recoveries realized on Defaulted Contracts                                                                   0
          Cumulative net losses to date  ( (i) - (ii) )                                                                           0